UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Peregrine Pharmaceuticals, Inc. 14282 Franklin Avenue, Tustin, California 92780
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2018, Peregrine Pharmaceuticals, Inc. (the “Company”) changed its corporate name to “Avid Bioservices, Inc.” by filing an Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Name Change”). The amendment was effected pursuant to Section 242 of the Delaware General Corporation Law, which permits such amendments to be adopted by a corporation’s Board of Directors without stockholder approval. The Name Change does not affect the rights of the Company’s stockholders and no action is required by stockholders. A copy of the Amendment to the Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

Effective at the open of market on January 8, 2018, the Company’s trading symbol for its shares of common stock on the NASDAQ Capital Market changed from “PPHM” to “CDMO” and the Company’s trading symbol for its shares of 10.50% Series E Convertible Preferred Stock (“Preferred Stock”) on the NASDAQ Capital Market changed from “PPHMP” to “CDMOP”. In connection with the Name Change, the Company’s common stock has been assigned a new CUSIP number of 05368M 106 and the Company’s Preferred Stock has been assigned a new CUSIP number of 05368M 205. Holders of outstanding stock certificates bearing the prior corporate name are not affected by the Name Change and will not need to be exchanged.

On January 5, 2018, the Company issued a press release announcing the Name Change. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

3.1       Certificate of Amendment of Certificate of Incorporation of Peregrine Pharmaceuticals, Inc.

99.1     Press Release issued January 5, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: January 8, 2018	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Peregrine Pharmaceuticals, Inc.

99.1	Press Release issued January 5, 2018.

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